                                                                  Exhibit (e)(2)

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                          NORTHERN INSTITUTIONAL FUNDS
                                      AND
                        NORTHERN FUNDS DISTRIBUTORS, LLC
                               DATED AUGUST 2003

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

                                   SCHEDULE A
                                   ----------

                                NAME OF PORTFOLIO

Balanced Portfolio
Bond Portfolio
Core Bond Portfolio
Diversified Assets Portfolio
Diversified Growth Portfolio
Equity Index Portfolio
Focused Growth Portfolio
Government Portfolio
Government Select Portfolio
Intermediate Bond Portfolio
International Bond Portfolio
International Equity Index Portfolio
International Growth Portfolio
Mid Cap Growth Portfolio
Prime Obligations Portfolio
Municipal Portfolio
Short-Intermediate Bond Portfolio
Small Company Index Portfolio
Small Company Growth Portfolio
Tax-Exempt Portfolio
U.S. Government Securities Portfolio
U.S. Treasury Index Portfolio

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN INSTITUTIONAL FUNDS              NORTHERN FUNDS
                                          DISTRIBUTORS, LLC


By:    /s/ Eric Schweitzer                By:    /s/ Bruno DiStefano
       -------------------------------           -------------------------------
Title: Eric Schweitzer                    Title: Bruno DiStefano
       -------------------------------           -------------------------------
Date:  10/02/03                           Date:  8/21/03
       -------------------------------           -------------------------------


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